EXHIBIT 10.14
AMENDMENT TO THE FREESCALE HOLDINGS
2006 MANAGEMENT INCENTIVE PLAN
This Amendment to the Freescale Holdings 2006 Management Incentive Plan (the “Incentive Plan”) is made as of February 4, 2009 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Incentive Plan.
WHEREAS, Section 10 of the Incentive Plan provides in relevant part that the Board of Directors of Freescale Semiconductor Holdings I, Ltd. (the “Company”) may amend the Incentive Plan at any time;
WHEREAS, the Incentive Plan currently provides that a maximum of 15,610,400.44 shares of Common Stock may be delivered in satisfaction of Awards granted under the Incentive Plan shall be; and
WHEREAS, the Company wishes to amend the Incentive Plan to provide that up to 60,478,971 shares of Common Stock may be delivered in satisfaction of Awards granted under the Incentive Plan.
NOW THEREFORE, the Incentive Plan is hereby amended as follows:

1.	The first sentence of Section 4(a) of the Incentive Plan is hereby amended in its entirety to read as follows:

A maximum of 60,478,971 shares of Common Stock of the Company may be delivered in satisfaction of Awards under the Plan.

2.	Except as provided herein, the Incentive Plan shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, an authorized signatory of the Company has executed this Amendment, to be effective as of the Effective Date.

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

/s/ Michel Cadieux
By:	Michel Cadieux
Title:	Senior Vice President, Human Resources